[WFS FINANCIAL INC LOGO]

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of March 31, 2003
                     for Distribution Date of April 21, 2003


===============================================================================
      COLLECTIONS

                                                                                                                  DOLLARS

      Payments received                                                                                               53,769,509.96
            Plus / (Less) :
                      Net Servicer Advances                                                                              653,524.98
                                                                                                                  -----------------
      Total Funds Available for Distribution                                                                          54,423,034.94
                                                                                                                  ==================



      DISTRIBUTIONS

            Servicing Fee                                                                         1,500,000.00
            Trustee and Other Fees                                                                      120.00
                                                                                             -----------------

      Total Fee Distribution                                                                                           1,500,120.00

            Note Interest Distribution Amount - Class A-1                      514,939.17
            Note Interest Distribution Amount - Class A-2                      691,208.33
            Note Interest Distribution Amount - Class A-3                      974,287.22
            Note Interest Distribution Amount - Class A-4                    1,137,556.67
                                                                         -----------------
                                                                             3,317,991.39

            Note Principal Distribution Amount - Class A-1                  48,820,109.48
            Note Principal Distribution Amount - Class A-2                           0.00
            Note Principal Distribution Amount - Class A-3                           0.00
            Note Principal Distribution Amount - Class A-4                           0.00
                                                                         -----------------
                                                                            48,820,109.48

      Total Class A Interest and Principal Distribution                                                               52,138,100.87

            Note Interest Distribution Amount - Class B-1                      248,338.13
            Note Principal Distribution Amount - Class B-1                           0.00
                                                                         -----------------

      Total Class B Interest and Principal Distribution                                                                  248,338.13

            Note Interest Distribution Amount - Class C-1                      318,397.50
            Note Principal Distribution Amount - Class C-1                           0.00
                                                                         -----------------

      Total Class C Interest and Principal Distribution                                                                  318,397.50

            Note Interest Distribution Amount - Class D-1                      218,078.44
            Note Principal Distribution Amount - Class D-1                           0.00
                                                                         -----------------

      Total Class D Interest and Principal Distribution                                                                  218,078.44
                                                                                                                  -----------------
      Total Distributions                                                                                             54,423,034.94
                                                                                                                  ==================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of March 31, 2003
                     for Distribution Date of April 21, 2003
================================================================================

      PORTFOLIO DATA:
                                                                 # of loans
            Beginning Aggregate Principal Balance                               83,597                           1,350,000,000.00

                Less: Principal Payments                                             0       (20,060,708.77)
                      Full Prepayments                                          (1,643)      (22,844,051.86)
                      Partial Prepayments                                            0                 0.00
                      Liquidations                                                 (65)       (1,027,025.84)
                                                                                           -----------------
                                                                                                                   (43,931,786.47)

                                                                                                                 -----------------
            Ending Aggregate Principal Balance                                  81,889                           1,306,068,213.53
                                                                                                                 -----------------

      Ending Outstanding Principal Balance of Notes                                                              1,294,429,890.52
      Overcollateralization Amount                                                                                  11,638,323.01
      Overcollateralization Level                                                                                           0.89%

      OTHER RELATED INFORMATION:

      Spread Account:

            Beginning Balance                                                                  6,750,000.00
                  Deposits                                                                             0.00
                  Reductions                                                                           0.00
                                                                                          -----------------
            Ending Balance                                                                                           6,750,000.00

            Beginning Initial Deposit                                                          6,750,000.00
                  Repayments                                                                           0.00
                                                                                          -----------------
            Ending Initial Deposit                                                                                   6,750,000.00


      Modified Accounts:
            Principal Balance                                                                          0.00%                 0.00
            Scheduled Balance                                                                          0.00%                 0.00

      Servicer Advances:
            Beginning Unreimbursed Advances                                                            0.00
            Net Advances                                                                         653,524.98
                                                                                          -----------------
                                                                                                                       653,524.98

      Net Charge-Off Data:                                       # of loans
            Charge-Offs                                                             12            87,639.45
            Recoveries                                                              (4)          (18,378.62)
                                                                                          -----------------
            Net Charge-Offs                                                                                             69,260.83

      Delinquencies (P&I):                                       # of loans
            30-59 Days                                                             212                 0.00
            60-89 Days                                                              16                 0.00
            90-119 Days                                                              1                 0.00
            120 days and over                                                        0                 0.00

      Repossessions                                                                  4            50,483.85

      Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or
               9.01 of the Sale and Servicing Agreement)                             0                                       0.00

      Cumulative Charge-Off Percentage                                                                                       0.01%

      WAC                                                                                                                 11.8105%
      WAM                                                                                                                  62.082

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of March 31, 2003
                     for Distribution Date of April 21, 2003

=========================================================================
                            BEGINNING        NOTE QUARTERLY
            ORIGINAL      OUTSTANDING         PRINCIPAL        PRIOR
            PRINCIPAL       PRINCIPAL        DISTRIBUTABLE    PRINCIPAL
CLASSES      BALANCE         BALANCE            AMOUNT        CARRYOVER
=========================================================================
  A-1     267,000,000.00     267,000,000.00    48,820,109.48    0.00


  A-2     313,000,000.00     313,000,000.00             0.00    0.00


  A-3     326,000,000.00     326,000,000.00             0.00    0.00


  A-4     282,000,000.00     282,000,000.00             0.00    0.00


  B-1      57,375,000.00      57,375,000.00             0.00    0.00


  C-1      60,750,000.00      60,750,000.00             0.00    0.00


  D-1      37,125,000.00      37,125,000.00             0.00    0.00


=========================================================================
  TOTAL  1,343,250,000.00  1,343,250,000.00    48,820,109.48    0.00
=========================================================================


================================================================================
         TOTAL                                     REMAINING         TOTAL
       PRINCIPAL       PRINCIPAL      CURRENT     OUTSTANDING      PRINCIPAL
      DISTRIBUTABLE    DISTRIBUTION   PRINCIPAL     PRINCIPAL      AND INTEREST
         AMOUNT          AMOUNT       CARRYOVER      BALANCE       DISTRIBUTION
================================================================================
   48,820,109.48   48,820,109.48        0.00       218,179,890.52  49,335,048.65


            0.00            0.00        0.00       313,000,000.00     691,208.33


            0.00            0.00        0.00       326,000,000.00     974,287.22


            0.00            0.00        0.00       282,000,000.00   1,137,556.67


            0.00            0.00        0.00        57,375,000.00     248,338.13


            0.00            0.00        0.00        60,750,000.00     318,397.50


            0.00            0.00        0.00        37,125,000.00     218,078.44


================================================================================
   48,820,109.48   48,820,109.48        0.00     1,294,429,890.52  52,922,914.94
================================================================================

=====================================================================================================================
                                          NOTE QUARTERLY                                         TOTAL
                                              INTEREST                    PRIOR                  INTEREST
 NOTE               INTEREST               DISTRIBUTABLE                INTEREST              DISTRIBUTABLE
CLASSES               RATE                     AMOUNT                   CARRYOVER                 AMOUNT
=====================================================================================================================
  A-1               1.31000%                         514,939.17             0.00                  514,939.17

  A-2               1.50000%                         691,208.33             0.00                  691,208.33

  A-3               2.03000%                         974,287.22             0.00                  974,287.22

  A-4               2.74000%                       1,137,556.67             0.00                1,137,556.67

  B-1               2.94000%                         248,338.13             0.00                  248,338.13

  C-1               3.56000%                         318,397.50             0.00                  318,397.50

  D-1               3.99000%                         218,078.44             0.00                  218,078.44

=====================================================================================================================
 TOTAL                                             4,102,805.46             0.00                4,102,805.46
=====================================================================================================================

=============================================================================================
 CURRENT                                    DEFICIENCY                         POLICY
INTEREST                                      CLAIM                            CLAIM
CARRYOVER                                     AMOUNT                           AMOUNT
=============================================================================================
    0.00                                              0.00                       0.00

    0.00                                              0.00                       0.00

    0.00                                              0.00                       0.00

    0.00                                              0.00                       0.00

    0.00                                              0.00                       0.00

    0.00                                              0.00                       0.00

    0.00                                              0.00                       0.00
=============================================================================================
=============================================================================================

                                             Note Percentage               100.000000%

    0.00                              Certificate Percentage                 0.000000%
=============================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                              Officer's Certificate
                for Master Service Report Date of March 31, 2003
                     for Distribution Date of April 21, 2003



Detailed Reporting

         See Schedule F



WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of March 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated February 1, 2003.



                                        ----------------------------------------
                                        Susan Tyner
                                        Vice President
                                        Assistant Controller



                                        ----------------------------------------
                                        Mark Olson
                                        Senior Vice President
                                        Controller